Segment Information - Reconciliation from Operating Profit to Income (Loss) Before Income Taxes of Unconsolidated Subsidiaries and Affiliates Under US GAAP (Detail) - USD ($) $ in Millions		3 Months Ended
		Mar. 31, 2016	Mar. 31, 2015
Segment Reporting [Abstract]
Operating profit		$ 232	$ 284
Restructuring expenses		(15)	(12)
Interest expenses of Industrial Activities, net of interest income and eliminations		(119)	(106)
Other, net	[1]	(568)	(75)
Income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates		$ (470)	$ 91

[1]	The increase in “Other, net” was primarily attributable to an exceptional non-tax deductible charge of $502 million incurred related to the investigation by the European Commission regarding certain alleged anticompetitive practices and related matters. For more information on this charge, see “Note 14: Commitments and Contingencies.”